Exhibit 99.1

Forward Looking Statements
• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.
• These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
• Such forward-looking statements include statements regarding: the therapeutic potential of Infinity’s Hedgehog pathway, Hsp90 and PI3K inhibitors; the potential of saridegib and Hedgehog pathway inhibition in addressing chondrosarcoma, pancreatic cancer and myelofibrosis; the potential of IPI-145 and PI3K inhibition in addressing hematologic malignancies and inflammation; the potential of combination therapy based on retaspimycin HCl in addressing non-small cell lung cancer and the expectation that Infinity: will provide an update on the Phase 1b portion of the trial of saridegib in combination with gemcitabine in patients with pancreatic cancer at ASCO GI in January 2012; will report data in the second half of 2012 from the Phase 2 portion of the trial of saridegib in combination with gemcitabine in patients with pancreatic cancer, the Phase 2 trial of saridegib in patients with myelofibrosis, the dose-escalation portion of the Phase 1b/2 trial of retaspimycin
HCl in combination with everolimus in patients with NSCLC, and each of the Phase 1 trials of IPI-145; and will complete enrollment in the second half of 2012 in the Phase 2 trial of saridegib in patients with chondrosarcoma and the Phase 2 trial of retaspimycin HCl in combination with docetaxel in patients with NSCLC.
Such forward-looking statements also include estimates of 2012 financial performance (including revenue, net operating cash burn, and year-end cash and investments balance) and the expectation that Infinity will have a cash runway to support its current operating plan through key inflection points.
• Such statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations. For example, there can be no guarantee that Infinity’s strategic alliance with Mundipharma will continue for its expected term or that it will fund
Infinity’s programs as agreed, that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases, or that development of any of Infinity’s product candidates will continue. Further, there can be no guarantee that any positive developments in Infinity’s product portfolio will result in stock price appreciation. Management’s expectations could also be affected by risks and uncertainties relating to: Infinity’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Infinity’s ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures, including in connection with business development activities; development of agents by Infinity’s competitors for diseases in which Infinity is currently developing its product candidates; and Infinity’s ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing.
• These and other risks which may impact management's expectations are described in greater detail under the caption "Risk Factors" included in Infinity's quarterly report on Form 10-Q for the quarter ended September 30, 2011 filed with the U.S. Securities and Exchange Commission on November 8, 2011.
• Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
• All trademarks used in this presentation are the property of their respective owners.
• Our Internet website is http://www.infi.com. We regularly use our website to post information regarding our business, product development programs and governance. We encourage investors to use www.infi.com, particularly the information in the section entitled “Investors/Media,” as a source of information about
Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.

3 Average survival for newly diagnosed, metastatic pancreatic cancer: Less than six months.

4 Standard treatment for unresectable chondrosarcoma: None.

5 Historical response rate to docetaxel for second-line NSCLC: 8%.

6 The urgency is real. The time is NOW.

Sustainable model for value creation Building a Fully Integrated Biopharmaceutical Company 7 Breakthrough Science Deep, Diverse Pipeline High-value, Enabling Partnerships Full U.S. Commercial Rights

Promising Pipeline Based on Breakthrough
Science

1H’12 1H’13 2H’13 2H’12
Phase 2
Phase 1
Phase 2
Phase 2
Phase 1
Phase 2
Hedgehog: Saridegib
Hsp90: Retaspimycin HCl
PI3K: IPI-145
Pancreatic Cancer
Chondrosarcoma
NSCLC (Heavy Smokers)
Myelofibrosis
NSCLC (mKRAS)
Inflammation
Hematologic Malignancies
2012 2013
Data
Randomized, double-blind, placebo-controlled trial.
Data
Data
Phase 1b/2
Data
Data
Data
Data

Saridegib
Clinical
Development
Market
Potential
• Key features:
–
Potent, oral Smoothened inhibitor
–
Clinically active
–
Well-tolerated as single agent and in combination
• Lead development program with three Phase 2 trials
–
Key data anticipated in 2012
–
Clear registration paths
• Robust biomarker strategy
• First-in-class potential in multiple indications*
–
Pancreatic cancer: ~100,000 patients
–
Myelofibrosis: ~30,000 patients
–
Chondrosarcoma: Ultra-orphan
Saridegib: Establishing a Leadership Position in
Underserved, Life-Threatening Diseases

*Estimates based upon G7 countries (US, UK, IT, DE, ES, FR, JP)

Saridegib in Pancreatic Cancer: Enables
Chemotherapy to Reach Tumor

Vehicle Gemcitabine alone
Saridegib +
gemcitabine
Current standard of care
in pancreatic cancer
Tumor cell nuclei
Fluorescent contrast agent
Saridegib + gemcitabine doubles median survival in a mouse model of pancreatic cancer
(Olive et al. 2009, Science 324: 1457-61.)

New Scientific Insights: Saridegib’s Effect on
Tumor Vasculature Enhances Tumor Access

Control Bevacizumab
Saridegib
Campbell et al., AACR Tumor Microenvironment Complexity Conference, 2011.
Saridegib increases microvessel density, vessel volume
and vessel function to enhance tumor access

Saridegib: Rigorous Phase 2 Trial in
Metastatic Pancreatic Cancer

• Randomized, double-blind, placebo-controlled trial
– Primary endpoint: Overall survival
– Dose: 160 mg saridegib (QD) and 1000 mg/m
2
gemcitabine (Q3W)
• Enrollment complete; Data anticipated 2H’12
– Phase 1b data to be updated at ASCO GI in January 2012
Dose
Escalation
MTD
1:1
Randomization
Saridegib + gemcitabine
(n = 60)
Placebo + gemcitabine
(n = 60)
Phase 1b Phase 2

Saridegib: Encouraging Activity and
Tolerability in Phase 1b
• Saridegib + gemcitabine led
to a 31% response rate
– Overall response rate to
gemcitabine is historically
<10%*
• Favorable PK and safety
profile
– No interaction between
saridegib and gemcitabine
– Most common AEs were
fatigue and nausea
– Combination did not reveal
unique or more severe AEs

Stephenson et al., ASCO 2011.
*Moore, et al. J Clin Oncol 25:1960-6.; Seitz et al. Oncology 18:43-7.

Saridegib: Evidence of Activity in
Pancreatic Cancer
Pre-treatment
After 4 months of treatment
Pancreatic mass and liver metastases Reduction in primary mass and metastases
Liver
metastasis
Pancreas

• Blood cancer characterized by bone
marrow failure and enlarged spleen due
to pathogenic fibrosis
• In myelofibrosis, Hedgehog ligand
expressed in bone marrow
• Current treatments target symptoms,
not underlying fibrosis
Saridegib in Primary Myelofibrosis: Hedgehog Pathway
Plays Key Role in Pathogenic Fibrosis

Tkachuk and Hirshmann, Wintrobe’s Atlas of Clinical Hematology, 2007.

Saridegib 160 mg (QD)
(N = up to 45)
Saridegib 160 mg (QD)
(N = up to 45)
Saridegib 160 mg (QD)
(N = 12)

Saridegib: Phase 2 Trial in Myelofibrosis
• Open-label, exploratory trial with option for expansion
– Primary endpoint: Response rate according to International Working Group
Criteria
– No spontaneous remissions in this disease
• Data anticipated in 2H’12
Expansion

Saridegib: Global, Randomized Phase 2 Trial in
Chondrosarcoma
• Randomized, double-blind, placebo-controlled trial
– Enrolling patients with metastatic or locally advanced, unresectable chondrosarcoma
– Primary endpoint: Progression-free survival
• Strong preclinical rationale: Saridegib inactivates Hedgehog signaling in chondrosarcoma, killing tumor cells*
• Enrollment completion anticipated 2H’12
~140 Patients
Saridegib 160 mg
(QD)
(N = ~94)
Placebo
(N = ~46)
Progression -
crossover to saridegib

2:1
Randomization
*Read, AACR 2011.

Retaspimycin HCl (IPI-504) Targeting Non-Small Cell Lung Cancer Through Hsp90 Inhibition

• Key features:
–
Selective and potent Hsp90 inhibitor in Phase 2 development
–
Well-defined and manageable safety profile with QW dosing
–
Clinical activity in combination with docetaxel in NSCLC
• Two trials ongoing in NSCLC
–
In combination with docetaxel in heavy smokers
–
In combination with everolimus in mKRAS
• Robust biomarker strategy
Retaspimycin HCl: Leading the Field in Hsp90

*Estimates based upon G7 countries (US, UK, IT, DE, ES, FR, JP)
• Targeting unmet need in NSCLC patient subpopulations*
Heavy smokers: ~180,000 patients
Squamous cell carcinoma: ~145,000 patients
mKRAS: ~125,000 patients
Retaspimycin
HCl
Clinical
Development
Market
Potential

Retaspimycin HCl: Phase 2 Trial in NSCLC
Patients with a Smoking History
• Randomized, double-blind, placebo-controlled trial

~200 smokers w/
2
nd
- or 3
rd
-line
NSCLC
(docetaxel naïve)
Follow-up for OS
Follow-up for OS
Docetaxel +
Retaspimycin HCl
(N = ~100)
Docetaxel +
placebo
(N = ~100)
R
Primary endpoint: Overall survival
Secondary endpoints: Predictive biomarkers, progression free survival, overall response rate
Dose: 450 mg/m
2
retaspimycin HCl (QW) and 75 mg/m
2
docetaxel (Q3W)
• Enrollment completion anticipated 2H’12

Retaspimycin HCl Phase 1b Trial: Clinically
Active in Combination with Docetaxel

Encouraging Phase 1b data
• Partial response in 6 patients
(ORR = 26%)
• Stable disease in 7 patients
• Well-tolerated
– No unexpected or overlapping
toxicities
– No dose reductions or
discontinuations due to liver
function tests
Riely et al., ASCO 2011.

Retaspimycin HCl: Responses Observed in Patients with Historically Poor Prognoses 23 *Hanna et al, J Clin Oncol, 22:1589-97.

Retaspimycin HCl: Phase 1b/2 Trial in
NSCLC Patients with mKRAS
Retaspimycin HCl
+ everolimus
(N = 12)
Determine
recommended
Phase 2 dose in
mKRAS NSCLC
• Small, open-label exploratory trial with option for expansion
– Primary efficacy endpoint: Response rate
– Neither drug active as single agent in these patients
• Strong preclinical rationale: Evidence of substantial tumor regression in a
NSCLC model*
• Data anticipated 2H’12

Retaspimycin HCl
+ everolimus
(N = up to 45)
Expansion
Phase 1b Phase 2
*De Raedt et al., 2011; Cancer Cell 13;20(3):400-13.

IPI-145
Clinical
Development
Market
Potential
• Key features:
–
Oral
–
Potent PI3K- inhibitor
–
Active in preclinical models of inflammation
• Dual development path:
–
Inflammation
–
Hematologic malignancies
• Robust biomarker strategy
IPI-145: Only PI3K-
,
Inhibitor in the Clinic

*Estimates based upon G7 countries (US, UK, IT, DE, ES, FR, JP)

The Power of PI3K- , Inhibition 27

IPI-145: Dual Clinical Development Paths in
Inflammation and Hematological Malignancies
IPI-145
Phase 1 in Hematologic
Malignancies
• Dose Escalation
•Expansion Cohorts
Phase 1 in
Healthy Subjects
• Single Ascending Dose
• Multi Ascending Dose
Phase 2 in
Inflammation
Phase 2 in
Hematologic
Malignancies

CONFIDENTIAL 29 Large Addressable Patient Populations

CONFIDENTIAL 30 Large Addressable Patient Populations

CONFIDENTIAL 31 Large Addressable Patient Populations

CONFIDENTIAL 32 Large Addressable Patient Populations

CONFIDENTIAL 33 Large Addressable Patient Populations

CONFIDENTIAL 34

CONFIDENTIAL 35 Large Addressable Patient Populations

2012 Financial Guidance:
Cash Runway Through Key Inflection Points
• Over $323M in current and committed capital
–
Approximately $115 million in cash as of December 31, 2011 (unaudited)
– Over $208 million in committed R&D funding through 2013 from
Mundipharma
• 2012 Financial Guidance
– Revenue: ~$114 million
– Net operating cash burn: $30 - $40 million
– Year-end cash and investments balance: $75 - $85 million

Promising Pipeline Based on Breakthrough
Science

1H’12 1H’13 2H’13 2H’12
Phase 2
Phase 1
Phase 2
Phase 2
Phase 1
Phase 2
Hedgehog: Saridegib
Hsp90: Retaspimycin HCl
PI3K: IPI-145
Pancreatic Cancer
Chondrosarcoma
NSCLC (Heavy Smokers)
Myelofibrosis
NSCLC (mKRAS)
Inflammation
Hematologic Malignancies
2012 2013
Data
Randomized, double-blind, placebo-controlled trial.
Data
Data
Phase 1b/2
Data
Data
Data
Data